SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2017 (June 29, 2017)

SIBANNAC, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-122009	33-0903494
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2122 East Highland Avenue, Suite 425

Phoenix, AZ 85016

Tel. (480) 498-8300

(Address and Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SIBANNAC, INC.

Form 8-K

Current Report

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 29, 2017, Sibannac, Inc., a Nevada corporation (the “Company”) and Imbutek Holdings Corp., a Nevada corporation (“IMTK”), entered into an Agreement and Plan of Reorganization (“Agreement”) to acquire One Hundred Percent (100%) of IMTK’s assets for an aggregate purchase price of Forty-Three Million Eight Hundred Seventy-Two Thousand Eight Hundred Six (43,872,806) restricted shares of common stock of the Company (the “Purchase Price”).

Pursuant to the Agreement, the Company acquired substantially all of the properties, assets and business of IMTK (“Assets”) in exchange for a majority of the Company’s voting common stock. IMTK will completely liquidate and dissolve and will cause to be distributed to its shareholders, pro rata to stock ownership, all of its right, title and interest in and to the shares of the Company’s voting common stock to be received by IMTK in exchange for the surrender by shareholders for cancellation of certificates representing all of IMTK’s outstanding common stock.

About IMBUTEK

The mission of IMBUTEK is to bring to the public market a new financing structure and platform that has not been previously available to small-cap companies. The Company is forming an advisory committee to screen and select firms with developed concepts or products that are at or near revenue and arrange financing to bring their brands to market while providing guidance and solutions for compliance with regulations of the public marketplace. The structure was formed to provide a framework to address the most common concerns for new publicly held companies, including undue influence of market makers, convertible note lending and the SPAM message board bashers who create undue influence to the public investor for their own pecuniary gain.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Agreement and Plan of Reorganization is incorporated by reference into this Item 2.01.

As of the date of the closing of the Agreement and Plan of Reorganization, there were no material relationships between the Company and IMTK or between the Company and any of IMTK’s respective affiliates, directors, or officers, or associates thereof, other than in respect of the Purchase Agreement.

Item 3.02	Unregistered SALES of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Purchase Agreement is incorporated by reference into this Item 3.02.

Concurrent with the Closing Date of the Agreement and Plan of Reorganization referred to in Item 1.01 above, and as a condition to the Closing of the Agreement and Plan of Reorganization, the Company issued 43,872,806 newly restricted shares of the Company’s common stock to the IMTK shareholders.

Exemption from Registration. The shares of common stock referenced herein were issued in reliance upon an exemption from registration afforded under Section 4(a)(2) of the Securities Act for transactions by an issuer not involving a public offering, or Regulation D promulgated thereunder, or Regulation S for offers and sales of securities outside the United States.  The Agreement and Plan of Reorganization is an exempt transaction pursuant to Section 4(a)(2) of the Securities Act as the acquisition was a private transaction by the Company and did not involve any public offering.  Additionally, we relied upon the exemption afforded by Rule 506 of Regulation D of the Securities Act which is a safe harbor for the private offering exemption of Section 4(a)(2) of the Securities Act whereby an issuer may sell its securities to an unlimited number of accredited investors, as that term is defined in Rule 501 of Regulation D. Further, we relied upon the safe harbor provision of Rule 903 of Regulation S of the Securities Act which permits offers or sales of securities by the Company outside of the United States that are not made to “U.S. persons” or for the account or benefit of a “U.S. person”, as that term is defined in Rule 902 of Regulation S.

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ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN DIRECTORS

On June 29, 2017, immediately prior to the Closing Date of the Agreement and Plan of Reorganization referred to in Item 1.01 above and as a condition to the Closing, Daniel Allen resigned as the Chief Executive Officer and as a member of the Board of Directors of the Company, and Paul Dickman resigned as Chief Financial Officer; Chase Zeman resigned from all corporate offices, including Secretary and Treasurer, and as a member of the Board of Directors of the Company; Travis Hair resigned as Chairman of the Board of Directors; and Kirk Kimerer resigned from all corporate offices.

Additionally, on June 29, 2017, immediately prior to the Closing Date of the Agreement and Plan of Reorganization and as a condition to the Closing, David Mersky was appointed as Chief Executive Officer, President, Secretary, Treasurer and as a member of the Board of Directors of the Company. Rich Heineck was appointed as Chief Operating Officer and will remain as a member of the Board of Directors.

Their biography of David Mersky is set forth below:

David A. Mersky, 45, Mr. Mersky earned his Bachelor of Science in Marketing from the prestigious Stern School of Business at New York University. Upon graduation he was accepted to Brooklyn Law School, where he received his Juris Doctor degree. David practiced commercial litigation as a trial lawyer in the greater New York City area prior to relocating to Arizona where he had an opportunity to explore the merchant services industry. In addition to conventional payment processing, David expanded into other financial services products and forged, cross-marketing partnerships. Eventually, David was able to combine his background in marketing, law and merchant services to form Time Jump Investments and provide a full stable of services for both brick-and-mortar merchants as well as online sellers. David brings his multi-faceted background and experience to Sibannac, Inc., as the company aggressively pursues an innovative business model in the public markets. He is currently Chief Executive Officer of Noho, Inc. (OTCPK: DRNK).

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The Company has agreed to change its name to IMBUTEK HOLDINGS, CORP. and submit a request to FINRA to change its trading symbol to “IMTK”, if available. Until the name and symbol changes are approved, the Company will continue to trade as “SNNC”. The proposed name and symbol changes were initially announced by NOHO, Inc. (OTCPK: DRNK), however, DRNK management has determined that the increased value of the NOHO brand, resulting from recent business developments, warrants maintaining the NOHO corporate identity as it introduces new products to market under the current management of Sibannac.

ITEM 7.01	REGULATION FD DISCLOSURE

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “anticipate”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial Statements.

(d)       Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
2.01	Agreement and Plan of Reorganization by and among the Company and Imbutek Holdings Corp., dated June 29, 2017 (1)

(1)	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIBANNAC, INC.
Date: July 6, 2017	By: /s/ David Mersky
David Mersky
Chief Executive Officer

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